UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 23, 2002

                              24 Hour Auction, Inc.
             (Exact name of registrant as specified in its Charter)

       Delaware                       0-29713               91-2026829
  (State of Incorporation)    (Commission file number)   (IRS Employer
                                                      Identification Number)

          231 - 3567 East Sunrise Drive, Tucson, Arizona    85718-3203
              (Address of principal executive office)       (Zip Code)

Registrant's telephone number (520) 529-2178

Item 5.  Other Events

     The Registrant has declared a 3 for 1 stock split of its common stock.
The record date for the stock split is April 22, 2002, distributable April 30, 2002. The Registrant now has 3,764,000 common shares outstanding, and after the stock split will have 11,292,000 common shares outstanding.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                                         24 Hour Auction, Inc.


                                         /s/ Nazir Maherali
                                         ---------------------------------------
                                         Nazir Maherali, Chief Executive Officer

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